Exhibit 10.19

Execution Version

second AMENDMENT TO credit AGREEMENT

This Second Amendment to Credit Agreement (“Amendment”), dated effective as of February 10, 2022 (the “Effective Date”), is entered into by and between Direct Digital Holdings, LLC, a Texas limited liability company (“DDH”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange”) and Universal Standards for Digital Marketing, LLC, a Delaware limited liability company (“USDM” and together with DDH, Colossus, HM, and Orange, “Borrowers” and each individually a “Borrower”), and East West Bank, a California state bank (“Lender”).

RECITALS:

WHEREAS, the Borrowers and Lender entered into that certain Credit Agreement dated as of September 30, 2020 (as amended, supplemented, or otherwise modified up to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as may be further amended, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”);

WHEREAS, each Borrower and Lender agree to amend the Existing Credit Agreement as set forth herein; and

WHEREAS, Lender is willing to amend the Existing Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Lender hereby agree as follows:

1.            Same Terms. The terms used in this Amendment shall have the same meanings as provided therefor in the Credit Agreement, unless the context hereof otherwise requires or provides.

2.            Amendments to Existing Credit Agreement.

(a)            The definition of “Qualified IPO” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Qualified IPO” shall mean the issuance of Equity Interests by Direct Digital or DDH Holdings in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) on or prior to June 30, 2022 pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, and pursuant to such public offering the Reorganization Transactions shall occur.

3.            Waiver. Subject to the terms and conditions set forth herein, Lender hereby waives any Default or Event of Default arising under Section 10.01(o) of the Credit Agreement as a result of the failure of the Borrowers to deliver the Control Agreements set forth in Section 6.16(c) of the Term Loan Agreement on or prior to thirty (30) days after the “Closing Date” as defined in the Term Loan Agreement. The waiver pursuant to this Section 3 is limited to its express terms. The execution, delivery and effectiveness of the waiver set forth herein shall not operate as a waiver of any other right, power or remedy of the parties to the Credit Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. The execution, delivery and effectiveness of this waiver shall not imply in any manner that a similar waiver would be agreed to by Lender with respect to any future Default, Event of Default, breach or default under the Credit Agreement, and Lender expressly reserves the right to exercise all of its rights, powers, privileges and remedies authorized or permitted under the Credit Agreement or any other Loan Document, or available at law, equity or otherwise, in connection with any such future Default, Event of Default, breach or default.

4.            Ratification. Except as expressly provided herein, each Borrower hereby (a) ratifies the Obligations and each of the Credit Agreement and the other Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment; (b) ratifies and confirms that the security instruments executed by each Borrower, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Credit Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (as amended by this Amendment). Except as expressly provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Lender created by or contained in any of such documents nor is any Borrower released from any covenant, warranty or obligation created by or contained therein.

5.            Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (a) this Amendment has been duly authorized, executed, and delivered by each Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Borrower of this Amendment; (c) the Credit Agreement and the other Loan Documents, as amended by this Amendment, are valid and binding upon each Borrower and are enforceable against each such Borrower, in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights; (d) the execution, delivery, and performance by each Borrower of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Borrower is a party or by which each such Borrower is bound; (e) after giving effect to this Amendment, all representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respect as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Default or Event of Default exists.

6.            Conditions to Effectiveness. The transactions contemplated by this Amendment shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Lender:

(a)            all representations and warranties set forth in this Amendment are true and correct in all material respects as set forth in Section 5 above; and

(b)            Lender receives a fully executed copy of this Amendment.

7.            Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

8.            References to the Credit Agreement. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and (b) each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

9.            Effect. This Amendment is one of the Loan Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any of the other documents referred to herein or therein.

10.            ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES

11.            Governing Law. This AMENDMENT AND ANY CONTROVERSY, DISPUTE, CLAIM OR CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AMENDMENT shall be governed by and construed in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the Effective Date.

BORROWERS:

DIRECT DIGITAL HOLDINGS, LLC

By:	/s/ Keith Smith
Name: Keith Smith
Title: President

COLOSSUS MEDIA, LLC

By:	/s/ Keith Smith
Name: Keith Smith
Title: President

HUDDLED MASSES LLC

By:	/s/ Keith Smith
Name: Keith Smith
Title: President

ORANGE142, LLC

By:	/s/ Keith Smith
Name: Keith Smith
Title: President

UNIVERSAL STANDARDS FOR DIGITAL MARKETING, LLC

By:	/s/ Keith Smith
Name: Keith Smith
Title: President

Signature Page to

Second Amendment to Credit Agreement

LENDER:

EAST WEST BANK, a California state bank

By:	/s/ Hamilton LaRoe
Name:	Hamilton LaRoe
Title:	First Vice President

Signature Page to

Second Amendment to Credit Agreement